                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

Date of report (Date of earliest event reported):  April 19, 1998

                            ATRIA COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-21159                61-1303738
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                    Identification No.)

                       501 South Fourth Avenue, Suite 140
                          Louisville, Kentucky  40202

          (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:  (502) 719-1600



         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On April 19, 1998, Atria Communities, Inc. ("Atria"), Kapson Senior Quarters Corp. ("Kapson"), an affiliate of Lazard Freres Real Estate Investors L.L.C., and KA Acquisition Corp., a wholly owned subsidiary of Kapson ("Sub"), signed a definitive merger agreement under which Kapson will acquire Atria in a transaction valued at approximately $750 million. Under the terms of the merger agreement, Sub will merge into Atria and the public stockholders of Atria will receive $20.25 per share in cash. Vencor, Inc. ("Vencor"), which currently beneficially holds approximately 42.8% of the currently outstanding common stock of Atria, will also receive $20.25 per share in cash for approximately 88% of its Atria shares (approximately $177.5 million), and will retain its remaining shares of Atria after the closing of the merger.

     In connection with the execution of the merger agreement, Kapson entered into support agreements with Vencor and certain officers and directors of Atria collectively holding approximately 46.4% of the currently outstanding Atria common stock under which Vencor and such directors and officers have agreed to vote their shares in favor of the merger. Atria has also agreed to pay Kapson a break-up fee of approximately $18.2 million and reimburse Kapson's expenses in certain circumstances.

     In connection with this transaction, the Board of Directors of Atria has amended Atria's Shareholder Protection Rights Agreement as provided in the Second Amendment to Shareholder Protection Rights Agreement included herein as
Exhibit 99.4.

     The Agreement and Plan of Merger dated April 19, 1998 by and among Atria, Kapson and Sub, is filed herewith as Exhibit 99.1. The Support Agreement dated as of April 19, 1998, by and among Vencor, Vencor Assisted Living Holdings, Inc., Kapson and Sub is filed herewith as Exhibit 99.2, and the Support Agreement dated as of April 19, 1998 by and among Kapson, Sub and certain directors and officers of Atria is filed herewith as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

      EXHIBIT NO.                              DESCRIPTION
------------------------  ------------------------------------------------------
          99.1            Agreement and Plan of Merger dated as of April 19,
                          1998, by and among Atria Communities, Inc., Kapson
                          Senior Quarters Corp., and KA Acquisition Corp.

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

          99.2 Support Agreement dated as of April 19, 1998, by and among Kapson Senior Quarters Corp., KA Acquisition Corp., Vencor Assisted Living Holdings, Inc. and Vencor, Inc.

          99.3 Support Agreement dated as of April 19, 1998 by and among Kapson Senior Quarters Corp., KA Acquisition Corp., and the individuals listed on Schedule A thereto.

          99.4 Second Amendment dated as of April 19, 1998, to Shareholder Protection Rights Agreement, dated as of February 15, 1998, between Atria Communities, Inc. and National City Bank, as Rights Agent

          99.5            Press Release, dated April 20, 1998


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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ATRIA COMMUNITIES, INC.


                          By:  /s/ W. Patrick Mulloy, II
                               ---------------------------------
                               W. Patrick Mulloy, II
                               President and Chief Executive Officer

Dated:  April 24, 1998

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